UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2011

Quepasa Corporation
 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Datura Street, Ste. 114 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 366-1249

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2011, Quepasa Corporation (the “Company”) held its 2011 annual meeting of shareholders (the “Meeting”) in West Palm Beach, Florida.  At the Meeting, the shareholders approved an amendment to the Company’s 2006 Stock Incentive Plan (the “Plan”) that increased the number of shares that may be issued under the Plan by 2,000,000 shares.  The amendment to the Plan previously had been approved, subject to shareholder approval, by the Company’s Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Meeting, our shareholders approved an amendment to our Articles of Incorporation (the “Amendment”) to declassify the Board of Directors and provide for the annual election of all directors. The Amendment is filed as Exhibit 3.1 and incorporated herein by reference. Our Board of Directors previously approved an amendment to Section 4.02 of our Bylaws to eliminate the classified board, which became effective upon receiving shareholder approval of the Amendment.  The amendment to the Bylaws is filed as Exhibit 3.2 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of each of the proposals voted on at the Meeting are listed below.

Proposal	For	Against	Withheld	Abstain
(1) To elect the following as directors:
John Abbott	3,122,018		15,961
Alonso Ancira	2,634,511		503,468
Lars Batista	3,117,945		20,034
Ernesto Cruz	3,118,113		19,866
Malcolm Jozoff	3,114,417		23,562
Lionel Sosa	2,634,762		503,217
Dr. Jill Syverson-Stork	3,118,112		19,867
(2) To approve an amendment to the 2006 Stock Incentive Plan increasing the shares available for grant.	2,755,227	367,036		15,716
(3) To approve an amendment to our Articles of Incorporation removing our classified Board of Directors.	12,411,914	162,064		67,678
(4) To approve reincorporating in Delaware.	3,066,424	61,674		9,881
(5) To ratify the appointment of our independent registered public accounting firm for 2011.	12,539,917	67,313		34,426

As a result of Proposal 3 being approved, all of the directors were nominated for re-election until the 2012 annual meeting of shareholders.  There were 9,503,677 broker non-votes relating to proposals 1, 2 and 4.  Proposal 4 which required a majority vote of the outstanding shares did not pass.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits
3.1           Certificate of Amendment to the Articles of Incorporation
3.2           Amendment to the Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA CORPORATION

Date: June 9, 2011	By: /s/ Michael Matte
Name:  Michael Matte
Title:   Chief Financial Officer